SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.   20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)    MARCH 15, 1999
                                                         ----------------


                              COASTAL BANCORP, INC.
                              ---------------------
               (Exact name of registrant as specified in charter)


          TEXAS                           0-24526                 76-0428727
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of  incorporation)                                      Identification No.)

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
5718 WESTHEIMER, SUITE 600, HOUSTON, TEXAS                    77057
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(Address of Principal executive offices)                 (Zip Code)


Registrant's telephone number including area code    (713) 435-5000
                                                    ---------------
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(Former  name or former address, if changed since last report)   Not applicable
                                                                ---------------

ITEM  5.                    OTHER  EVENTS.
--------                    --------------

     On March 2, 1999 Coastal Bancorp, Inc. ("Coastal") announced that it has completed the repurchase of an additional 500,000 shares of its common stock under the December 21, 1998 stock repurchase plan. The average repurchase price was $16.13 which approximates book value. In addition, on February 25, 1999 the Board of Directors authorized the extension of the repurchase plan for up to an additional 500,000 shares. The outstanding shares of common stock will be purchased through an open open-market repurchase program and privately negotiated repurchases, if any. Coastal through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., owns 100% of the voting stock of the Bank, a Texas-chartered state savings bank headquartered in Houston.

ITEM  7.               FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
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EXHIBITS.
---------

     (a)       Financial  Statements
               ---------------------

               No  financial  statements  are  required.

     (b)       Pro  Forma  Financial  Information
               ----------------------------------

               No  pro  forma  financial  information  is  required.

     (c)       Exhibits
               --------

               No.           Description
               ---           -----------
               99            Press  Release,  dated  January  5,  1999

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL  BANCORP,  INC.


     /s/  Catherine  N.  Wylie                    Date:    March  15,  1999
     -------------------------
by:  Catherine  N.  Wylie
     Executive  Vice  President/
     Chief  Financial  Officer

                              COASTAL BANCORP, INC.




                                   EXHIBIT 99


               PRESS RELEASE OF THE REGISTRANT DATED MARCH 2, 1999

                                  NEWS  RELEASE
                              FOR IMMEDIATE RELEASE

                COASTAL BANCORP, INC. ANNOUNCES COMPLETION OF ITS
                       SECOND COMMON STOCK REPURCHASE PLAN

          HOUSTON  (March  2,  1999)  -  Coastal  Bancorp,  Inc.  (NASDAQ: CBSA)
("Coastal") announced today that it has completed the repurchase of an additional 500,000 shares of its common stock under the December 21, 1998 announced stock repurchase plan. The average repurchase price was $16.13 which approximates book value. In addition, on February 25, 1999, the Board of Directors authorized the extension of the repurchase plan for up to an additional 500,000 shares. The outstanding shares of common stock will be purchased through an open-market repurchase program and privately negotiated repurchases, if any. Repurchases will be made from time to time when deemed appropriate by the Chief Executive Officer and Chief Financial Officer of Coastal. The timing and volume of the repurchase transactions will depend upon market conditions.
     "In view of the current stock price, the repurchase of our common stock continues to be the best use of our cash at the present time. This opportunity allows us to strengthen our investment in Coastal's future," said Manuel J. Mehos, Chairman and Chief Executive Officer.
     Coastal Bancorp, Inc., through its wholly-owned subsidiary, Coastal Banc Holding Company, Inc., owns 100 percent of the voting stock of Coastal Banc ssb, a Texas-chartered, state savings bank headquartered in Houston. Coastal Banc ssb operates 50 branch offices in metropolitan Houston, Austin, Corpus Christi, the Rio Grande Valley and small cities in the southeast quadrant of Texas.
     "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of Coastal, the occurrence of which involve certain risks and uncertainties detailed in Coastal's filings with the Securities and Exchange Commission.

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